SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                     Internet Infrastructure HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-96069
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          As of August 31, 2001, the acquisition of Digital Island, Inc. by Cable & Wireless p.l.c. was completed. As a result, Digital Island, Inc. is no longer included in Internet Infrastructure HOLDRS.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

99.1 Internet Infrastructure HOLDRS Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 26, 2001 which updated the original Prospectus dated February 24, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  November 26, 2001                        By:      /s/ STEPHEN G. BODURTHA
                                                         -----------------------
                                                Name:    Stephen G. Bodurtha
                                                Title:   Attorney-in-Fact

                                  EXHIBIT INDEX

Number and Description of Exhibit

(99.1) Internet Infrastructure HOLDRS(SM) Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 26, 2001.